Registration No. 333-141917

1940 Act File No. 811-22045

Filed Pursuant to Rule 497(e)

Wisconsin Capital Funds, Inc.

Plumb Balanced Fund

Plumb Equity Fund

Supplement Dated January 3, 2017 to Prospectus Dated August 1, 2016

Change in Address

The address of the Advisor has changed to 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717. As a result, the address of the Advisor on pages 17 and 35 of the Prospectus are replaced with this new address.

Change in Portfolio Management, Executive Officer, and Appointment of New Director

Nathan M. Plumb, a member of the team of investment professionals who manage the Plumb Balanced Fund and the Plumb Equity Fund (the "Funds") has resigned as Associate Portfolio Manager, Vice President, and Chief Financial Officer of the Funds in order to pursue other opportunities. Effective January 1, 2017, Mr. Nathan M. Plumb will remain affiliated with the Funds as a newly appointed interested Director of the Funds and Donna Baker has been appointed Chief Financial Officer of the Funds.

As a result of these changes, all existing references to Nathan M. Plumb in the Prospectus are hereby deleted. In addition, Nathan M. Plumb is hereby added as a Director of the Funds and Donna Baker is hereby added as Chief Financial Officer of the Funds on page 35 of the Prospectus.

Registration No. 333-141917

1940 Act File No. 811-22045

Filed Pursuant to Rule 497(e)

Wisconsin Capital Funds, Inc.

Plumb Balanced Fund

Plumb Equity Fund

Supplement Dated January 3, 2017 to

Statement of Additional Information Dated August 1, 2016

Change in Portfolio Management, Executive Officer, and Appointment of New Director

Nathan M. Plumb, a member of the team of investment professionals who manage the Plumb Balanced Fund and the Plumb Equity Fund (the "Funds") has resigned as Associate Portfolio Manager, Vice President, and Chief Financial Officer of the Funds in order to pursue other opportunities. Effective January 1, 2017, Mr. Nathan M. Plumb will remain affiliated with the Funds as a newly appointed interested Director of the Funds and Donna Baker has been appointed Chief Financial Officer of the Funds.

As a result of these changes, all existing references to Nathan M. Plumb are hereby deleted. In addition:

The final sentence of the first paragraph under "Management - Board of Directors" on Page 15 of the Statement of Additional Information and the fourth bullet point under "Board Leadership Structure" on Page 20 of the Statement of Additional Information are hereby deleted.

The sections of the table on Pages 17-18 of the Statement of Additional Information relating to Nathan M. Plumb and Donna Baker under the heading "Interested Directors and Officers" are deleted and replaced in their entirety by the following:

Interested Directors and Officers:

Name, Address and Age	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Nathan M. Plumb(3) Birth date: June 1975	Director	Since January 2017	Principal of Custer Plumb Financial Services; Chief Operating Officer, Vice President, and Corporate Secretary of Wisconsin Capital Management, LLC from January 2015 to December 2016; Portfolio Manager of Wisconsin Capital Management, LLC from September 2013 to December 2016; Assistant Portfolio Manager of Wisconsin Capital Management, LLC from 2010 to September 2013; Associate Financial Consultant of SVA Plumb Wealth Management, LLC from March 2011 to December 2014.	2	None
Donna M. Baker Birth date: March 1964	Chief Financial Officer and Treasurer	Chief Financial Officer since January 2017; Treasurer since August 2010	Chief Administrative Officer of SVA Plumb Financial, LLC since September 2014; Operations Senior Manager of SVA Plumb Financial, LLC from August 2011 to September 2014.	N/A	N/A
(1)	Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(3)	Nathan M. Plumb is the son of Thomas G. Plumb. Nathan M. Plumb is an "interested person" of the Funds by virtue of this relationship to Thomas G. Plumb.

The summary of each director's specific experience, qualifications, attributes, and skills on Pages 19-20 of the Statement of Additional Information is supplemented with the following:

Nathan M. Plumb. Mr. Nathan M. Plumb has extensive experience in the investment management industry. He currently serves as a Principal of Custer Plumb Financial Services. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President (from August 2015) and Chief Financial Officer (from January 2015) of the Funds through December 2016. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds his Certified Trust and Financial Advisor (CTFA) certification. Mr. Nathan M. Plumb's significant experience in the mutual fund industry generally, and with respect to the Funds’ operations and investments specifically, adds meaningful perspective to the Board.

The following information is hereby added to the "Director Ownership of Fund Shares" table on Page 21 of the Statement of Additional Information:

Director Ownership of Fund Shares

Name of Director	Dollar Range of Equity Securities in each Plumb Fund	Aggregate Dollar Range of Equity Securities in All Plumb Funds Overseen by Director
Nathan M. Plumb	None (Balanced Fund) Over $100,000 (Equity Fund)	Over $100,000

Change in Address

The address of the Funds and the Advisor have changed to 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717. As a result, the address of the Funds on pages 1 and 37 and the address of the Advisor on pages 15 and 26 of the Statement of Additional Information are replaced with this new address.